As filed with the Securities and Exchange Commission
                             on August 12, 1998
___________________________________________________________________________

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-A

              For Registration of Certain Classes of Securities
                 Pursuant to Section 12(b) or (g) of the
                     Securities Exchange Act of 1934

                    CIT HOME EQUITY LOAN TRUST 1998-1
                 ----------------------------------------
                       (Exact name of registrant
                       as specified in its charter)

             New York                                22-3599147
      -------------------------                -----------------------
      (State of incorporation)                     (I.R.S. Employer)
                                                Identification Number)

        c/o The Bank of New York
        101 Barclay Street
        New York, New York                                10286
    ----------------------------                 ----------------------
       (Address of principal                            (Zip Code)
         executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                 Name of each exchange on which
      to be so registered                 each class is to be registered
      -------------------                 ------------------------------
             None                                       N/A

          If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

          If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following
box [   ].

Securities to be registered pursuant to Section 12(g) of the Act:

          $61,000,000 Class A-1 Home Equity Loan Asset Backed Certificates, Series 1998-1
          $38,000,000 Class A-2 Home Equity Loan Asset Backed Certificates, Series 1998-1
          $45,000,000 Class A-3 Home Equity Loan Asset Backed Certificates, Series 1998-1
          $25,000,000 Class A-4 Home Equity Loan Asset Backed Certificates, Series 1998-1
          $11,000,000 Class A-5 Home Equity Loan Asset Backed Certificates, Series 1998-1
          $10,872,000 Class A-6 Home Equity Loan Asset Backed Certificates, Series 1998-1
          $19,000,000 Class A-7 Home Equity Loan Asset Backed Certificates, Series 1998-1
          $51,317,000 Class A-8 Home Equity Loan Asset Backed Certificates, Series 1998-1
          $23,046,000 Class M-1 Home Equity Loan Asset Backed Certificates, Series 1998-1
          $19,632,000 Class M-2 Home Equity Loan Asset Backed Certificates, Series 1998-1
          $11,950,000 Class B-1 Home Equity Loan Asset Backed Certificates, Series 1998-1

                   ---------------------------------------------
                                 (Title of class)

Item 1.     Description of Registrant's Securities to be Registered
            -------------------------------------------------------

            Prospectus Supplement dated July 31, 1998 and Prospectus dated April 8, 1997 filed with the Commission on August 6, 1998 pursuant to Rule 424(b)(5) is incorporated by reference herein.


Item 2.     Exhibits*
            --------

            *1.1 Form S-3 Registration Statement No. 333-22283 filed with the Commission on February 24, 1997.

            *1.2 Amendment No. 1 to the Form S-3 Registration Statement No. 333-22283 filed with the Commission on April 2, 1997.

            *1.3 Amendment No. 2 to the Form S-3 Registration Statement No. 333-22283 filed with the Commission on April 8, 1997.



*     Previously filed.

                                 SIGNATURE
                                 ---------



          Pursuant to the requirements of Section 12 of the Securities

Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      CIT HOME EQUITY LOAN TRUST 1998-1

                                      By:     THE BANK OF NEW YORK,
                                              as Trustee






                                     By:  /s/ Anna H. Felt
                                        Name:ANNA H. FELT
                                        Title:Assistant Treasurer







Dated:  August 11, 1998